UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2026

FS KKR Capital Corp.

(Exact name of Registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 JFK Boulevard, OFC 500 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FSK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

As previously disclosed under cover of a Current Report on Form 8-K filed by FS KKR Capital Corp. (the “Company”) on May 11, 2026 (the “Previous Report”), the Company entered into a purchase agreement (the “Purchase Agreement”) with KKR Alternative Assets L.P., a Delaware limited partnership (the “Purchaser”), on May 10, 2026, pursuant to which the Purchaser has agreed to purchase $150,000,000 in newly issued shares of the Company’s cumulative convertible perpetual preferred stock (the “Convertible Preferred Stock”). The Convertible Preferred Stock will be a series of the Company’s preferred stock, par value $0.001 per share.

The closing of the purchase is subject to the expiration of the Purchaser’s concurrently announced third-party tender offer (the “Tender Offer”) for up to $150,000,000 in aggregate amount of shares of the Company’s common stock, par value $0.001 per share, and other customary closing conditions and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and is expected to occur on the 11th business day following the expiration of the Tender Offer.

The shares of Convertible Preferred Stock were offered in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). These securities have not and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, as applicable.

For additional information regarding the Convertible Preferred Stock and the Purchase Agreement, see Item 1.01 of the Previous Report. The description of the Convertible Preferred Stock and the Purchase Agreement in Item 1.01 of the Previous Report is incorporated by reference into this Item 3.02. The description above and incorporated by reference herein from the Previous Report is only a summary of the material provisions of the Purchase Agreement, and is qualified in its entirety by reference to the copy of the Purchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1*	Purchase Agreement, dated as of May 10, 2026, by and between the Company and KKR Alternative Assets L.P. (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on May 11, 2026)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*              Exhibits and/or schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and/or schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS KKR Capital Corp.

Date: May 12, 2026	By:	/s/ Stephen Sypherd
Stephen Sypherd
General Counsel and Secretary